2016-03-14 Project Roosevelt Valuation Presentation_v19.pptx\14 MAR 2016\2:34 PM\1 Project Roosevelt Presentation to the Board of Directors March 14, 2016 Exhibit (c)(2) Strictly Confidential

Strictly Confidential
Table of Contents
Project Roosevelt
2
2016-03-14 Project Roosevelt Valuation Presentation_v19.pptx\14 MAR 2016\2:34 PM\2
Section 1
Monroe Selected Information
Section 2
Lodging Capital Markets Observations
Section 3
Monroe Valuation
Section 4
Third-Party Alternatives
Appendix A
Additional Information

Strictly Confidential Project Roosevelt 3 Section 1 Monroe Selected Information 2016-03-14 Project Roosevelt Valuation Presentation_v19.pptx\14 MAR 2016\2:34 PM\3

Strictly Confidential
Project Roosevelt
MONROE SELECTED INFORMATION
4
2016-03-14 Project Roosevelt Valuation Presentation_v19.pptx\14 MAR 2016\2:34 PM\4
Price Movement Over Time
Historical
Share Price / Volume Traded -
Monroe
As of 3/11/2016
Share Price ($)
Source  CapIQ
Nov. 1, 2013
Unsolicited proposal from the
Yucaipa Companies at $8.00 per
share
Feb. 10, 2014
Monroe refinances debt secured by
Hudson and Delano South Beach
Mar. 13, 2014
Announces restructuring plan
Dec. 16, 2014
Announces sale
of The Light
Group for
$36MM to
Hakkasan
May 13, 2014
Announces retention of MS to review Strategic Alternatives
May 20, 2014
Results of election of the Board of Directors
Apr. 1, 2013
Signs deal with Yucaipa to cut debt, preferred stock in exchange for Delano South Beach, The Light Group and other interests
Apr. 2, 2013
Jason T. Kalisman files lawsuit to block Yucaipa transaction
Apr. 9, 2013
Monroe voluntarily delays Yucaipa transaction
May 14, 2013
Court issues ruling compelling restoration of record date
Jun. 5, 2013
Monroe's slate of director
nominees announces its
intention to explore full range
of strategic alternatives
including sale of company
Sep. 14, 2015
WSJ article reporting on Rambleside offer
$1.63
May 19, 2015
Interim CEO Jason
Kalisman resigns;
Howard Lorber named
Chairman and Ken
Cruse named Director
Mar. 18, 2013
OTK
Announces plan
to nominate
seven
Candidates to
the Monroe
Board
Oct. 7, 2015
WSJ article reporting on SLS Las Vegas
Aug. 6, 2015
WSJ article reporting on rumored merger
Feb. 20, 2016
COO Josh Fluhr
resigns
Dec. 7, 2016
Company announces HWE plan to monetize assets
•
Monroe’s stock has declined
substantially since mid-2015
0.0
0.5
1.0
1.5
0
1
2
3
4
5
6
7
8
9
Jan
-13
Apr-13
Jul
-13
Sep-13
Dec-13
Mar-14
Jun
-14
Sep-14
Dec-14
Mar-15
Jun
-15
Sep-15
Dec-15
Mar-16
Volume Traded (MM)
Share Price
Earnings Release

Strictly Confidential
Monroe
Today
–
Issues
&
Considerations
MONROE SELECTED INFORMATION
Scale
Liquidity / Cash
Availability
•
Undersized relative to peers
•
High G&A load as compared to asset base
•
Not enough liquidity for large investors to buy / sell without materially impacting share price
•
Monroe
is
projected
to
have
$14MM
of
cash
as
of
6/30/2016
(1)
,
down
from
$46MM
at
year-end
•
Cash generation projected to be negative in 2016 / 2017, leaving limited dry powder to build pipeline and operate the business
•
Owned assets are fully levered
•
Yucaipa preferred securities’ coupon rate rising from 10% to 20% on October 15, 2016
•
Lack of capital to de-lever from sector high leverage
Project Roosevelt
Leverage
•
High leverage relative to peers
•
Current
debt
/
LTM
EBITDA
in
excess
of
16x
(2)
versus
sector
average
of
3.6x
•
Debt / total market capitalization of approximately 76% versus Tier 1 comp average of ~23%
Management
Team / Board
•
Instability of management team (interim CEO)
•
Is the existing team able to run the business appropriately post-downsizing in 2014? Do they have capacity to invest in current client relationships? Hiring a permanent CEO could help drive growth by attracting new contracts and third-party capital, but it may not be required in a standalone scenario
5
Negative
Sentiment /
Confusion
•
Uncertainty surrounding near term and long term strategy
•
Negative press around Monroe
•
Burkle consent rights
•
Difficulty attracting new contracts in the US
•
Several key positions have been recently vacated, potential for increased employee turnover
•
Narrow research analyst coverage limits investor access to independent perspectives
•
Monroe has a number of key
structural factors to consider
when assessing valuation and a
range of actionable alternatives
•
Specific challenges include:
–
CEO, development team and
other roles not currently filled
–
Funding required by debt-
yield covenant maintenance
payments on the owned hotel
mortgage through maturity
–
Preferred equity rate ratchet
to 20% in Oct 2016
–
Difficulty transitioning to an
asset-light model given
relatively small size of
management platform
                     Notes
1.
Per management standalone projection model; includes impact of yield maintenance payment ($28.2MM) and termination fees received from Mondrian SB and Shore Club ($3.9MM)
2.
Pro forma for $28.2MM loan paydown that occurred in Feb. 2016

Strictly Confidential
Project Roosevelt
MONROE SELECTED INFORMATION
6
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Management Company Financials
Source
Management Projections
Key Assumptions
Q2 –
Q4 2016
•
Q2 2016 –
No longer manage Shore Club
starting Q2 2016 and receive $2.9MM
termination fee
•
Q2 2016 –
No longer manage Mondrian
South Beach and received $1.0MM
termination fee. Only receive licensing fees
going forward
•
Q3 2016 –
No longer manage Morgans
starting Q3 2016 and receive $3.5MM
termination fee
•
Q4 2016 –
No longer manage Royalton
starting Q4 2016 and receive $3.5MM
termination fee
Management Company Financials -
By Contract
(000s)
2015A
2016E
2017E
2018E
2019E
Hudson
2,423
2,551
2,629
2,743
2,845
Delano
1,389
1,447
1,481
1,525
1,572
Owned Hotel Contracts
3,811
3,998
4,110
4,268
4,417
Clift
2,963
3,116
3,249
3,335
3,364
Leased Hotel Contracts
2,963
3,116
3,249
3,335
3,364
Mondrian LA
2,255
2,447
2,465
2,553
2,576
St Martins Lane
1,786
2,178
2,272
2,371
2,473
Sanderson
1,592
1,691
1,765
1,842
1,922
Mondrian South Beach (Licensing Fee Only Commencing 2016)
2,118
600
600
600
600
Mondrian London -
Sea Containers
2,560
2,861
2,980
3,104
3,233
Delano Vegas
538
500
500
500
500
10 Karakoy -
Istanbul
105
120
126
132
139
In-Place Current Contracts
10,953
10,397
10,708
11,101
11,444
Total Revenue from Current Contracts
17,727
17,511
18,067
18,704
19,225
Management Company G&A (excluded Public Company Costs)
(15,667)
(14,108)
(15,731)
(16,203)
(16,689)
EBITDA from Current Contracts
2,060
3,403
2,336
2,501
2,536
Mondrian Doha
--
--
2,160
2,268
2,336
Delano Dubai
--
--
--
1,121
1,480
Mondrian Dubai
--
--
--
--
3,006
Signed Pipeline Contracts
--
--
2,160
3,389
6,823
Revenue including Pipeline
17,727
17,511
20,227
22,092
26,047
EBITDA including Pipeline
2,060
3,403
4,496
5,890
9,358
Total Revenue from Food & Beverage
32,492
24,903
25,650
26,419
27,212
Food & Beverage Operating Expenses
(29,508)
(21,865)
(22,396)
(23,027)
(23,676)
Public Company Expenses
(4,233)
(3,022)
(3,113)
(3,206)
(3,302)
Total EBITDA including Pipeline, F&B
3,908
3,419
4,637
6,076
9,592
Additional Information
Morgans
259
121
--
--
--
Royalton
522
381
--
--
--
Shore Club
1,774
658
--
--
--
Mondrian SoHo
543
--
--
--
--
Mondrian South Beach (2016 contribution In Excess of Licensing Fee)
--
594
--
--
--
Lost Contracts
3,098
1,754
--
--
--
Shore Club
--
2,882
--
--
--
Mondrian South Beach
--
1,000
--
--
--
Morgans
--
3,500
--
--
--
Royalton
--
3,500
--
--
--
Termination Fees (Excluded from EBITDA)
--
10,882
--
--
--

Strictly Confidential
Project Roosevelt
MONROE SELECTED INFORMATION
7
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Financial Estimates and Key Assumptions
Source
Management Projections
Key Assumptions
Q1 2016
•
Retire $28.2MM of mortgage debt on
Hudson and Delano to meet 7.5% debt yield
requirement
Q2 –
Q4 2016
•
Q2 2016 –
No longer manage Shore Club
starting Q2 2016 and receive $2.9MM
termination fees
•
Q2 2016 –
No longer manage Mondrian
South Beach and received $1.0MM
termination fee. Only receive licensing fees
going forward
•
Q3 2016 –
No longer manage Morgans
starting Q3 2016 and receive $3.5MM
termination fees
•
Q4 2016 –
No longer manage Royalton
starting Q4 2016 and receive $3.5MM
termination fees
Q4 2016
•
The current preferred dividend rate of 10%
increases to 20% in October 2016
Q1 2017
•
Retire $28.5MM of mortgage debt on
Hudson and Delano to meet 7.75% debt
yield requirement
1Q 2019
•
Refinance $393MM of mortgage on Hudson
and Delano at 2% transaction cost
Notes
1.
Includes management fees on owned assets
2.
Excludes termination fees
3.
Extension fees associated with the Hudson and Delano
mortgage, 0.25% of outstanding balance. 2019 represents
refinancing the $393MM outstanding loan balance at 2% cost
Monroe -
Key Financials
($MM, unless otherwise noted)
2015A
2016E
2017E
2018E
2019E
'15-19 CAGR
Revenue
Hudson
80.8
84.5
87.6
91.4
94.8
4.1%
Delano
47.7
48.2
49.4
50.8
52.4
2.4%
Clift
45.6
47.9
50.0
51.3
51.8
3.2%
Owned Hotels Revenue
174.0
180.6
187.0
193.6
199.0
3.4%
Food & Beverage (MB Vegas, Sanderson, St Martins Lane FB)
32.5
24.9
25.6
26.4
27.2
(4.3%)
Total Revenue from Current Contracts
17.8
17.5
18.1
18.7
19.2
2.0%
Signed Pipeline Contracts
--
--
2.2
3.4
6.8
Lost Contracts (Mgmt & Termination Fees) (Excluded from EBITDA Starting 2016)
3.1
12.6
--
--
--
Less: Intercompany Payment
(1)
(7.0)
(7.3)
(7.6)
(7.8)
(8.0)
Total Revenue
220.4
228.3
225.3
234.2
244.2
2.6%
Growth -
%
(2.0%)
3.6%
(1.3%)
4.0%
4.3%
Major Expense Line Items
-
Does not represent all expenses of Monroe
Operating Expenses at Owned Hotels
(132.7)
(139.8)
(143.1)
(146.9)
(150.5)
3.2%
Food & Beverage (MB Vegas, Sanderson, St Martins Lane FB)
(29.5)
(21.9)
(22.4)
(23.0)
(23.7)
(5.4%)
Management Company G&A
(15.7)
(14.1)
(15.7)
(16.2)
(16.7)
1.6%
Public Company G&A
(4.2)
(3.0)
(3.1)
(3.2)
(3.3)
(6.0%)
EBITDAR
Hudson
16.3
16.3
18.2
20.3
22.1
7.9%
Delano
17.9
17.5
17.8
18.3
18.9
1.4%
Clift -
EBITDAR
7.2
7.1
7.9
8.0
7.5
1.0%
Owned Hotels EBITDAR
41.3
40.9
43.9
46.6
48.5
4.0%
Clift Rent
(7.6)
(7.6)
(7.6)
(7.6)
(7.8)
0.6%
Hudson Lease Rent
(0.5)
(0.5)
(0.5)
(0.5)
(0.5)
Owned Hotel EBITDA
33.3
32.8
35.8
38.6
40.2
4.8%
Food & Beverage -
After MB Rent & Profit Sharing
3.0
3.0
3.3
3.4
3.5
4.3%
Management Company EBITDA Incl. Pipeline
5.2
3.4
4.5
5.9
9.4
16.1%
Corporate G&A
(4.2)
(3.0)
(3.1)
(3.2)
(3.3)
(6.0%)
Adj. EBITDA
(2)
37.2
36.2
40.5
44.6
49.8
7.6%
Margin -
%
17%
16%
18%
19%
20%
Adj. EBITDAR
45.3
44.3
48.6
52.7
58.0
6.4%
Adj. EBITDA
37.2
36.2
40.5
44.6
49.8
7.6%
Plus: Lost Contracts (Mgmt & Termination Fees)
--
12.6
--
--
--
Less Interest
(31.3)
(29.5)
(26.1)
(26.1)
(26.1)
Less Capex
(7.1)
(6.4)
(6.6)
(6.8)
(7.0)
Plus TLG Sale
30.8
(1.0)
--
--
--
Debt Yield Payments
--
(28.2)
(28.5)
--
--
Debt Extension Fees & Loan Costs
(3)
--
(1.4)
(1.1)
(1.0)
(7.9)
Restructuring, Development and Disposal costs
(7.2)
(1.0)
(1.0)
(1.0)
(1.0)
Plus / (Less) Other Cash Flows
10.2
(5.3)
(2.8)
(2.8)
(2.1)
Levered Cash Flow
32.4
(23.8)
(25.6)
7.0
5.7

Strictly Confidential
Project Roosevelt
MONROE SELECTED INFORMATION
8
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Financial Estimates and Key Assumptions (Cont’d)
Note
1.
Extension fees associated with the Hudson and Delano mortgage, 0.25% of outstanding balance
2.
Source
Monroe Management Projections
Key Assumptions
Q1 2016
•
Retire $28.2MM of mortgage debt on
Hudson and Delano to meet 7.5% debt yield
requirement
Q2 –
Q4 2016
•
Q2 2016 –
No longer manage Shore Club
starting Q2 2016 and receive $2.9MM
termination fees
•
Q2 2016 –
No longer manage Mondrian
South Beach and received $1.0MM
termination fee. Only receive licensing fees
going forward
•
Q3 2016 –
No longer manage Morgans
starting Q3 2016 and receive $3.5MM
termination fees
•
Q4 2016 –
No longer manage Royalton
starting Q4 2016 and receive $3.5MM
termination fees
Q4 2016
•
The current preferred dividend rate of 10%
increases to 20% in October 2016
Q1 2017
•
Retire $28.5MM of mortgage debt on
Hudson and Delano to meet 7.75% debt
yield requirement
Monroe -
Cash Flows Analysis
Debt Yield Maintenance Covenant Test
2016
2017
1Q16
2Q16
3Q16
4Q16
1Q17
2Q17
3Q17
4Q17
Net cash provided by operating activities (A)
(1.1)
2.9
3.6
8.1
(1.8)
4.5
1.7
7.3
Capex
(1.5)
(1.6)
(1.6)
(1.7)
(1.5)
(1.7)
(1.6)
(1.8)
Dispositions
(1.0)
--
--
--
--
--
--
--
in Restricted Cash
0.6
--
--
--
--
--
--
--
Net cash provided by investing activities (B)
(1.8)
(1.6)
(1.6)
(1.7)
(1.5)
(1.7)
(1.6)
(1.8)
Proceeds from / (Payments of) LT Debt, Revolver, and Lease Notes
(0.2)
(0.3)
(0.3)
(0.3)
(0.3)
(0.3)
(0.3)
(0.3)
Debt Yield Payments
(28.2)
--
--
--
(28.5)
--
--
--
Debt Extension Fees
(1)
(1.4)
--
--
--
(1.1)
--
--
--
Net cash used in financing (C)
(29.8)
(0.3)
(0.3)
(0.3)
(29.8)
(0.3)
(0.3)
(0.3)
Net change in cash and cash equivalents (A+B+C)
(32.7)
1.1
1.7
6.1
(33.1)
2.5
(0.2)
5.2
Cash and cash equivalents, Beginning
45.9
13.2
14.3
16.0
22.1
(10.9)
(8.4)
(8.6)
Cash and cash equivalents, Ending
13.2
14.3
16.0
22.1
(10.9)
(8.4)
(8.6)
(3.5)
Year-End
$MM
2016
2017
Delano NOI
15.6
15.8
Hudson NOI
12.9
14.7
Bill Back
(2)
2.0
2.0
NOI for Test
30.5
32.5
Required Yield
7.75%
8.00%
Required Balance
393.3
406.5
Beginning Debt Balance
421.8
393.3
Repayment Required
28.5
NA
Ending Debt Balance
393.3
393.3
Per guidance from Monroe Interim CEO on 3/13/2016, reflects bill back expenses from corporate that Monroe is allowed to add back to NOI for debt yield maintenance test calculation

Strictly Confidential Project Roosevelt 9 Section 2 Lodging Capital Markets Observations 2016-03-14 Project Roosevelt Valuation Presentation_v19.pptx\14 MAR 2016\2:34 PM\9

Strictly Confidential
2016E
as of 3Q 2014
as of 1Q 2015
as of 3Q 2015
as of 4Q 2015
ADR
Occ
RevPAR
ADR
Occ
RevPAR
ADR
Occ
RevPAR
ADR
Occ
RevPAR
U.S.
5.9%
-0.1%
5.8%
6.3%
0.2%
6.5%
5.9%
0.4%
6.3%
6.5%
-0.5%
5.9%
to 3Q 2014
0.4%
0.3%
0.7%
0.0%
0.5%
0.5%
0.6%
(0.4%)
0.1%
New York
4.6%
0.9%
5.6%
3.5%
-0.3%
3.2%
2.1%
-1.7%
0.3%
3.5%
-1.0%
2.5%
to 3Q 2014
(1.1%)
(1.2%)
(2.4%)
(2.5%)
(2.6%)
(5.3%)
(1.1%)
(1.9%)
(3.1%)
Miami
6.6%
-0.4%
6.2%
5.5%
0.0%
5.5%
3.2%
-2.8%
0.3%
3.5%
-2.5%
0.8%
to 3Q 2014
(1.1%)
0.4%
(0.7%)
(3.4%)
(2.4%)
(5.9%)
(3.1%)
(2.1%)
(5.4%)
LA
5.4%
0.5%
6.0%
5.3%
0.1%
5.4%
5.9%
0.4%
6.3%
7.0%
1.0%
8.1%
to 3Q 2014
(0.1%)
(0.4%)
(0.6%)
0.5%
(0.1%)
0.3%
1.6%
0.5%
2.1%
PKF Growth Forecasts
Lodging Sector Recent Performance / Outlook
Project Roosevelt
LODGING CAPITAL MARKETS OBSERVATIONS
10
2016-03-14 Project Roosevelt Valuation Presentation_v19.pptx\14 MAR 2016\2:34 PM\10
Source
PKF Hospitality Research
•
“After uneven results throughout
the year, performance of
Manhattan hotels notably declined
in November and December,
resulting in a revenue per available
room (“RevPAR”) decrease of 3.0
percent in the fourth quarter. For
the year, Manhattan’s RevPAR
declined for the first time since
2009.”
•
“While average daily rates (“ADR”)
increased marginally in October,
minor declines in occupancy levels
offset these gains. In November
and December, both ADR and
occupancy levels decreased,
compared to year-ago levels,
resulting in sizeable RevPAR
declines. ADR was the primary
factor contributing to declining
RevPAR performance in the fourth
quarter, declining 3.3 and 3.7
percent in November and
December, respectively. Overall,
Manhattan hotels experienced both
decreasing occupancy and ADR in
2015, resulting in a RevPAR
decline of 2.3 percent for the year.”
–
PWC Manhattan Lodging Index
4Q15
Source Capital IQ
11.0x
10.7x
9.0x
10.0x
11.0x
12.0x
13.0x
14.0x
15.0x
Feb-14
Mar-14
May-14
Jul
-14
Sep-14
Oct-14
Dec-14
Feb-15
Apr-15
Jun
-15
Jul
-15
Sep-15
Nov
-15
Jan
-16
Mar-16
Avg
TIER 1
Avg
Lodging REIT
Tier 1 Comps / REIT Peers
AV / NTM EBITDA

Strictly Confidential
Tier 1 C-
Corp Comps
15.5x
11.7x
11.7x
10.1x
11
2016-03-14 Project Roosevelt Valuation Presentation_v19.pptx\14 MAR 2016\2:34 PM\11
Notes
1.
Includes BEL, H, HOT, HLT, IHG, and MAR
2.
Includes AHP, AHT, BEE, CHSP, CLDT, DRH, FCH, HT, HPT, HST, INN, LHO, PEB, RHP, RLJ and SHO
3.
Consensus estimates from CapIQ
Project Roosevelt
•
Since 2009, Monroe has been
valued at a premium to its
peers as a multiple of EBITDA
•
Monroe’s multiple has been
more volatile than the peers
over the last six months
–
Consensus estimates for
Monroe only comprised of
one analyst’s estimates and
are materially different from
Company estimates
•
Current AV / Consensus
EBITDA multiples are lower
than the 3-year and 7-year
average multiples
LODGING CAPITAL MARKETS OBSERVATIONS
Historical Lodging Valuation
Average:
Monroe: 15.0x
Comps: 12.4x
(1)
(1)
(2)
Average:
C-Corps: 12.4x
REITs: 12.3x
Source
Capital IQ
Source
Capital IQ
AV / NTM EBITDA
Tier 1 C-Corp Comps
0
5
10
15
20
25
30
2006
2007
2008
2008
2009
2010
2011
2012
2013
2014
2015
2016
0
5
10
15
20
25
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
Lodging REITs
AV / NTM Consensus EBITDA
(3)
Consensus NTM Since Monroe IPO (2/14/2006) –
As of 3/11/2016
AV / NTM Consensus EBITDA
(3)
August 2006 –
March 2016
Monroe
Averages
Tier 1
C.Corps
REITs
Monroe
LTM
12.7x
11.5x
16.1x
Last 3 Yrs
13.0x
12.5x
16.4x
Last 5 Yrs
12.4x
12.4x
16.8x
Last 7 Yrs
12.8x
12.8x
16.8x

Strictly Confidential Project Roosevelt 12 Section 3 Monroe Valuation 2016-03-14 Project Roosevelt Valuation Presentation_v19.pptx\14 MAR 2016\2:34 PM\12

Strictly Confidential
Hudson Valuation
Project Roosevelt
MONROE VALUATION
13
2016-03-14 Project Roosevelt Valuation Presentation_v19.pptx\14 MAR 2016\2:34 PM\13
1
Notes
1.
View of Monroe interim CEO shared with Morgan Stanley on March 11, 2016 that Hudson will likely meet but not exceed 2015 performance in 2016 (3/11/16 Diligence Session)
2.
4% FF&E reserve deducted from management’s asset EBITDA in all years; maintenance capex of 3% of revenue assumed in all years
3.
Hudson’s
878
rooms
include
72
former
single
room
dwelling
(“SROs”)
units
that
have
been
converted
to
hotel
rooms
since
2009;
the
878
room
count
excludes
60
SROs
which
remain
and
provide
upside
potential
at Hudson; cost of conversion of to $200K per unit
4.
Based on average of multiple valuation methodologies; management fees of 3.0% of total revenues
5.
Based on projected performance and capitalized NOI; management fees of 2.0% of total revenues
6.
5-year
NPV
valuation;
includes
midpoint
values
for
retail
of
$17.5MM
(57
street)
and
$4.3MM
(58
street);
metrics
net
of
$2.4MM
capex;
management
fees
of
3.0%
of
total
revenues
7.
Discount rates per IRR Viewpoint 2016; Terminal value calculated by applying stated cap rate to 2020 NOI. NOI projected to grow 3% from 2019 to 2020
Key Stats
Ownership Type
Fee Simple (condominium)
Keys
878 (938 including SROs)
2016E ADR
$225
2016E Occupancy
88%
2016E RevPAR
$197
2016E Revenue
$85.2MM
2016E EBITDA
$16.3MM
# Restaurants / Nightclubs etc.
6
Meeting Space (sqft)
5,599
Debt
$280MM
Peak EBITDA (2007)
$36.7MM
LOW (AVERAGE)
HIGH
•
The
property includes
3,500 SF at-grade and
25,000 SF below-grade of
potential retail
space currently unutilized by the
Company
–
DCF is based on in-place cash flows and
exclude the valuation of the retail
component whereas the BOVs and
expected level of proposals do include it
$MM
Illustrative Value
2016E
2017E
275
4.7%
5.4%
300
4.3%
4.9%
Hudson Implied Forward Cap Rates
$MM
2013A
2014A
2015E
2016E
2017E
2018E
2019E
# of Rooms
866
878
878
878
888
898
908
Revenue
81.5
85.2
80.8
85.2
87.6
91.4
94.8
(-) Departmental Expenses
(36.4)
(38.9)
(38.6)
(40.7)
(41.2)
(42.2)
(43.1)
(-) Undistributed Expenses
(16.7)
(16.9)
(15.7)
(16.9)
(17.3)
(17.6)
(18.0)
(-) Management Fees
(2.5)
(2.6)
(2.4)
(2.6)
(2.6)
(2.7)
(2.8)
(-) Fixed Charges
(7.4)
(7.5)
(7.8)
(7.9)
(8.3)
(8.5)
(8.8)
(=) EBITDA
18.6
19.3
16.3
17.1
18.2
20.3
22.1
(-) Recent Property Performance Adj.
(1)
--
--
--
(0.8)
--
--
--
(=) EBITDA After Adj.
18.6
19.3
16.3
16.3
18.2
20.3
22.1
(-) FF&E / Capex Reserve
(2)
(3.3)
(3.4)
(3.2)
(3.4)
(3.5)
(3.7)
(3.8)
(=) Net Operating Income
15.3
15.9
13.1
12.9
14.7
16.7
18.3
(-) SRO Conversion
(3)
--
(1.4)
--
--
--
--
--
(-) Maintenance Capex
(2)
(2.4)
(2.6)
(2.4)
(2.5)
(2.6)
(2.7)
(2.8)
(=) Cash Flow
12.9
11.9
10.6
10.4
12.1
13.9
15.5
Hudson Cash Flow Projections
$MM
2016E
2017E
2018E
2019E
PV of CF
Present Value of Cash Flows
High (@ 7.0%)
9.7
10.6
11.4
11.8
43.5
Low (@ 9.0%)
9.5
10.2
10.8
11.0
41.4
Terminal Value at Stated Exit Cap Rates
Cap Rate
5.50%
6.00%
6.50%
7.00%
High (@ 7.0%)
244.5
224.1
206.9
192.1
Low (@ 9.0%)
222.9
204.3
188.6
175.1
Total Value at Stated Exit Cap Rates
Cap Rate
5.50%
6.00%
6.50%
7.00%
High (@ 7.0%)
287.9
267.6
250.3
235.5
Low (@ 9.0%)
264.3
245.7
230.0
216.5
Hudson Discounted Cash Flow Valuation
(7)
(1)
th
th
Unencumbered Values
$MM
Implied
Encum.
2016E Metrics
2016E
Broker
Value
EBITDAx
Cap Rate
EBITDA
NOI
JLL
(4)
340.7
12.0x
7.1%
28.5
24.3
HWE
(5)
327.5
14.5x
5.7%
22.5
18.7
Eastdil
(6)
294.1
14.9x
5.5%
21.2
17.4
Avg
320.8
13.8x
6.1%
24.1
20.1
Broker Opinions of Values

Strictly Confidential
Delano Valuation
Project Roosevelt
MONROE VALUATION
14
2016-03-14 Project Roosevelt Valuation Presentation_v19.pptx\14 MAR 2016\2:34 PM\14
1
Notes
1.
4% FF&E reserve deducted from management’s asset EBITDA in all years; maintenance capex of 3% of revenue assumed in all years
2.
Discount rates per IRR Viewpoint 2016; Terminal value calculated by applying stated cap rate to 2020 NOI. NOI assumed to grow 3% from 2019 to 2020
Key Stats
Ownership Type
Fee Simple
Keys
194
2016E ADR
$488
2016E Occupancy
69%
2016E RevPAR
$349
2016E Revenue
$48.2MM
2016E EBITDA
$17.5MM
# Restaurants / Nightclubs etc.
5
Meeting Space (sqft)
1,633
Debt
$170MM
Peak EBITDA (2008)
$21.8MM
HIGH
LOW (AVERAGE)
$MM
2013A
2014A
2015E
2016E
2017E
2018E
2019E
# of Rooms
194
194
194
194
194
194
194
Revenue
47.5
48.8
47.7
48.2
49.4
50.8
52.4
(-) Departmental Expenses
(19.3)
(18.6)
(17.7)
(18.1)
(18.6)
(19.1)
(19.7)
(-) Undistributed Expenses
(10.0)
(8.2)
(8.3)
(8.7)
(9.0)
(9.2)
(9.5)
(-) Management Fees
(2.0)
(0.6)
(1.4)
(1.4)
(1.5)
(1.5)
(1.6)
(-) Fixed Charges
(3.8)
(3.5)
(2.4)
(2.5)
(2.6)
(2.7)
(2.7)
(=) EBITDA
12.5
17.9
17.9
17.5
17.8
18.3
18.9
(-) FF&E / Capex Reserve
(1)
(1.9)
(2.0)
(1.9)
(1.9)
(2.0)
(2.0)
(2.1)
(=) Net Operating Income
10.6
16.0
15.9
15.6
15.8
16.3
16.8
(-) Renovation
(0.2)
--
--
--
--
--
--
(-) Maintenance Capex
(1)
(1.4)
(1.5)
(1.4)
(1.4)
(1.5)
(1.5)
(1.6)
(=) Cash Flow
8.9
14.5
14.5
14.1
14.3
14.7
15.2
Delano Cash Flow Projections
$MM
2016E NOI
$15.6MM
$15.6MM
Cap Rate
6.5%
7.0%
Gross Value
239
222
Delano Forward Cap Rate Valuation
$MM
Asset Bids
Related
11/14/14
175
Rambleside
9/14/15
194
Hyatt
5/28/15
220
LaSalle
10/24/14
250
Delano Valuation Reference Points
$MM
2016E
2017E
2018E
2019E
PV of CF
Present Value of Cash Flows
High (@ 7.0%)
13.2
12.5
12.0
11.6
49.3
Low (@ 9.0%)
12.9
12.1
11.4
10.8
47.2
Terminal Value at Stated Exit Cap Rates
Cap Rate
6.00%
6.50%
7.00%
7.50%
High (@ 7.0%)
205.3
189.5
176.0
164.3
Low (@ 9.0%)
187.2
172.8
160.4
149.7
Total Value at Stated Exit Cap Rates
Cap Rate
6.00%
6.50%
7.00%
7.50%
High (@ 7.0%)
254.7
238.9
225.3
213.6
Low (@ 9.0%)
234.3
219.9
207.6
196.9
Delano Discounted Cash Flow Valuation
(2)

Strictly Confidential
Clift Valuation
Project Roosevelt
MONROE VALUATION
15
1
Notes
1.
4% FF&E reserve deducted from managements asset EBITDA projections
2.
Discount rates per IRR Viewpoint 2016; Terminal value calculated by applying stated cap rate to 2020 NOI. NOI assumed to grow 3% from 2019 to 2020. Cap rates increased by 25 bps to reflect increased risk of ground lease
3.
Net Value to Monroe reflects fee simple ownership interest less capital lease obligation plus value of Hotel Management Agreement
4.
Value of Clift contract shown at a range of 9.4x-12.1x 2016E Fees based on the current range of 2016E EBITDA multiples of HLT, H, MAR, and HOT
Key Stats
Ownership Type
99-Yr Lease
Keys
372
2016E ADR
$279
2016E Occupancy
93%
2016E RevPAR
$259
2016E Revenue
$47.9MM
2016E EBITDA
$7.1MM
# Restaurants / Nightclubs etc.
4
Meeting Space (sqft)
4,209
Capitalized Lease Obligation (As of 12/31/2015)
$94.7MM
(12/31/15)
RANGE
•
Reported conversations with
Highgate Hotels suggest they
would be willing to buy the
leasehold interest
unencumbered for $5MM to
$10MM
•
As compared to previous model
(October 16, 2015) anticipated
approximate EBITDA margins
have decreased 2% to 5% per
year for 2016E-2019E
$MM
2013E
2014E
2015E
2016E
2017E
2018E
2019E
# of Rooms
372
372
372
372
372
372
372
Revenue
42.1
44.1
45.6
47.9
50.0
51.3
51.8
(-) Departmental Expenses
(22.6)
(23.5)
(22.3)
(23.7)
(24.4)
(25.1)
(25.7)
(-) Undistributed Expenses
(11.9)
(12.0)
(12.4)
(13.2)
(13.6)
(14.0)
(14.3)
(-) Management Fees
(1.7)
(1.8)
(1.8)
(1.9)
(2.0)
(2.1)
(2.1)
(-) Fixed Charges
(2.0)
(2.1)
(1.9)
(2.0)
(2.1)
(2.1)
(2.2)
(=) EBITDA
4.0
4.6
7.2
7.1
7.9
8.0
7.5
(-) FF&E / Capex Reserve
(1)
(1.7)
(1.8)
(1.8)
(1.9)
(2.0)
(2.1)
(2.1)
(=) Net Operating Income
2.3
2.9
5.4
5.2
5.9
5.9
5.4
(-) Ground Rent Payment
(6.0)
(6.4)
(7.6)
(7.6)
(7.6)
(7.6)
(7.8)
(=) Cash Flow
(3.6)
(3.5)
(2.2)
(2.4)
(1.7)
(1.7)
(2.4)
Clift Cash Flow Projections
$MM
2016E
2017E
2018E
2019E
PV of CF
Present Value of Cash Flows
High (@ 7.0%)
4.8
5.2
4.8
4.1
19.0
Low (@ 9.0%)
4.7
5.0
4.6
3.8
18.1
Terminal Value at Stated Exit Cap Rates
Cap Rate
6.25%
6.75%
7.25%
7.75%
High (@ 7.0%)
63.6
58.9
54.8
51.3
Low (@ 9.0%)
57.9
53.6
49.9
46.7
Total Value at Stated Exit Cap Rates
Cap Rate
6.25%
6.75%
7.25%
7.75%
High (@ 7.0%)
82.5
77.8
73.8
70.2
Low (@ 9.0%)
76.1
71.8
68.1
64.9
Clift Discounted Cash Flow Valuation
(2)
$MM
High
Low
Fee Simple Ownership
73.8
68.1
Capital Lease Obligation
(94.7)
(94.7)
Implied Value of Leasehold
(21.0)
(26.6)
Value of Contract
(4)
37.7
29.4
Net Value to Monroe
16.7
2.7
Net Clift Valuation
(3)

Strictly Confidential
Net Operating Loss Valuation
Project Roosevelt
MONROE VALUATION
16
2016-03-14 Project Roosevelt Valuation Presentation_v19.pptx\14 MAR 2016\2:34 PM\16
Utilization Assuming Status Quo Case
1
Assumptions
•
43% Corporate Tax Rate
•
Taxable Income per management projections
through 2019, grown at designated growth rate
thereafter
Disclaimer: Morgan Stanley does not provide
tax, accounting or legal advice and the
information contained herein does not
constitute such advice or any other form of
advice for the recipient.
•
Since 2008, Monroe has
accumulated an NOL balance
of ~$433MM as of 12/31/15
•
Management projects positive
taxable income in 2016 (mainly
due to termination fee income)
and consistent positive taxable
income starting in 2018
•
If taxable income remains
positive after 2018, all NOLs
must be utilized (or expire) by
2038
•
Tax savings from NOLs
discounted at Monroe’s
weighted average cost of
capital with an applied 43% tax
rate to estimate present value
–
Weighted average cost of
capital used as discount rate
includes tax-affected cost of
debt
Additional Notes
•
A buyer’s value for any NOLs would be based on utilization in any given year collared by the projected year’s taxable income and the maximum amount allowable under the IRS code section 382
•
In a change of control transaction, use of NOLs will generally be limited to an annual amount equal to the product of the purchase price paid for the target equity multiplied by a rate published monthly by the IRS (most recent rate is 2.65%); most NOLs have a 20-year life
•
Asset sales in the first five years post-acquisition will generally be treated as exceptions to the 382 limitation
$MM
Taxable Income Growth After 2019
0.0%
2.5%
5.0%
7.5%
10.0%
8.1%
49.0
56.8
65.6
69.2
72.1
8.7%
46.6
53.8
61.8
65.4
68.3
9.3%
44.3
51.0
58.4
61.9
64.7
NOL Value Sensitivity
Monroe Taxable Income
$000s
2007A
2008A
2009A
2010A
2011A
2012A
2013A
2014A
2015A
2016E
2017E
2018E
2019E
678
(11,144)
(19,078)
(102,151)
(87,514)
(55,808)
(43,589)
(48,563)
(28,143)
14,803
(2,285)
5,887
12,662

Strictly Confidential
($MM, except per share metrics)
Low
Mid
High
Real Estate Value of Owned Properties
Hudson Value
248
284
321
DCF - Low
Mid Point
BOV - High
Delano Value
211
230
250
DCF - Low
Mid Point
Asset Bids
Gross Clift Value
68
71
74
Value of Clift Lease Obligation
(95)
(95)
(95)
Implied Value of Clift Leasehold
--
--
--
Gross Real Estate Value
459
515
571
Less: Existing Property Debt of Owned Properties
Delano South Beach
(159)
(159)
(159)
Hudson
(263)
(263)
(263)
Hudson Capital Lease
(6)
(6)
(6)
Total Property Level Debt
(428)
(428)
(428)
Net Real Estate Value
(1)
31
87
143
Management Company Value
2016E Management Co. EBITDA less G&A
(2)
3.4
3.4
3.4
2016 EBITDA Multiple (Tier 1 Peers)
9.4x
11.1x
12.6x
Net Management Company Value
32
38
43
Other Assets
PV of Pipeline Under Construction
(3)
8
9
10
PV of Lost Contracts (Termination & Mgmt Fees)
12
12
12
MB Vegas Lease
5
5
5
NOLs
(4)
--
23
47
Cash
18
18
18
Other Liabilities
Liability to Subsidiary Trust
(50)
(50)
(50)
MB Vegas Lease
(5)
(5)
(5)
Preferred & Accrued Dividends
(5)
(133)
(133)
(133)
Sasson / Masi Default Interest
(3)
(3)
(3)
Sum-of-the-Parts Valuation
(86)
0
85
(÷) Fully Diluted Number of Shares
35.9
35.9
35.9
(=) Sum-of-the-Parts Valuation per Share
($2.39)
$0.01
$2.37
(=) Sum-of-the-Parts Valuation per Share (w/ Clift Leasehold at Negative Value)
($3.13)
($0.66)
$1.79
(=) Sum-of-the-Parts Valuation per Share (w/o NOLs)
($2.39)
($0.64)
$1.08
Monroe -
Value of Business and Selected Trading Statistics
MONROE VALUATION
17
Sum-of-the-Parts Analysis
Project Roosevelt
Source
Company Information
1
Notes
1.
Company has written down equity value in JV interest of
Mondrian South Beach to $0.  JV interest and associated
debt excluded from this analysis
2.
Management company EBITDA shown includes F&B
EBITDA, is net of public company G&A, and excludes
$1.8MM of fees from terminated contracts
3.
Value of Pipeline Under Construction based on cash flows
through stabilization discounted to 12/31/2015 at the
company’s WACC; terminal value of the recurring
management EBITDA calculated by applying a margin to
stabilized fees and discounting back to 12/31/2015 at the
company’s WACC
4.
NOL asset valued as 0% (low), 50% (mid-point) and 100%
(high) of the total present value of Monroe accumulated NOLs as of 12/31/2015 given likelihood of an asset sale which
absorbs much of the NOL in any scenario
5.
Preferred stock accrued dividends as of 3/31/2016
•
Owned assets valued at a range of
bids received to high end of DCF
range
–
High end of bids from bidders
with known capital sources
–
DCF at discount rate range of
7.0%-9.0%
–
Exit cap rate at 7.0%
•
Management business, including
F&B business, net of public
company costs, is valued at the
current trading range of the Tier 1
peers: 9.4x-12.6x
•
The lower practical limit for
common equity value would be $0,
so in cases where the number
shown is negative, and assuming
the asset or entity values
estimated, other portions of the
capital structure would experience
value impairments so as to reflect
a zero or nominal positive value for
the common equity

Hilton	
Hyatt	
InterContinental	
Marriott	
Belmond	
Starwood	
Choice Hotels International	
America	
La Quinta	
Wyndham	

Morgan Stanley

Strictly Confidential
Closing Prices as of March 11, 2016
% of
Debt/
Share
52-Week
Equity
Aggregate
EBITDAx
2015 EPS
Dividend
Trailing
Debt/Total
Price
High
Value
Value
2016
2017
Payout
Yield
EBITDA
Market Cap
Tier 1 Peers
$21.26
67.3%
21,082
31,232
10.1x
9.5x
29%
1.3%
3.7x
34%
$47.23
78.3%
6,455
7,377
9.4x
8.9x
0%
0.0%
1.8x
18%
$39.50
88.3%
9,327
9,866
12.6x
11.6x
81%
2.8%
2.2x
15%
$68.89
81.0%
17,650
21,661
11.2x
10.4x
27%
1.5%
2.6x
19%
$9.48
71.5%
961
1,408
11.4x
10.7x
0%
0.0%
5.1x
38%
$70.42
80.0%
12,043
13,543
12.1x
11.6x
52%
2.1%
2.0x
17%
Average Tier 1
11.1x
10.4x
31%
1.3%
2.9x
23%
Min Tier 1
9.4x
8.9x
0%
0.0%
1.8x
15%
Max Tier 1
12.6x
11.6x
81%
2.8%
5.1x
38%
Tier 2 Peers
$52.11
79.8%
2,973
3,593
14.2x
13.4x
35%
1.6%
3.4x
21%
$15.13
68.8%
3,111
5,500
9.0x
8.5x
74%
4.5%
4.6x
47%
$11.56
46.4%
1,445
3,073
8.3x
8.0x
0%
0.0%
4.3x
54%
$76.52
82.6%
8,756
13,796
10.0x
9.5x
35%
2.6%
3.8x
37%
Average Tier 2
10.4x
9.9x
36%
2.2%
4.0x
40%
Min Tier 2
8.3x
8.0x
0%
0.0%
3.4x
21%
Max Tier 2
14.2x
13.4x
74%
4.5%
4.6x
54%
Average
10.8x
10.2x
33%
1.6%
3.4x
30%
Hotel C-Corp Peers
MONROE VALUATION
18
Trading Comparables Analysis
Source
SNL Financial, Capital IQ, Morgan Stanley and Company reports
Project Roosevelt
2
•
The tier one peers’ 2016E EBITDA
multiple range is 9.4x to 12.6x

Strictly Confidential
$MM, as of 12/31/2015
2016
2017
Low
Mid
High
Low
Mid
High
EBITDAR
44.3
44.3
44.3
48.6
48.6
48.6
Clift and Hudson Rent
(8.1)
(8.1)
(8.1)
(8.1)
(8.1)
(8.1)
Adj. EBITDA
(1)
36.2
36.2
36.2
40.5
40.5
40.5
Peers' Multiple
9.4x
11.1x
12.6x
8.9x
10.4x
11.6x
Implied Value
341
403
455
359
422
469
Plus: NOLs
(2)
--
23
47
--
23
47
Plus: PV of Lost Contracts (Termination & Mgmt Fees)
12
12
12
12
12
12
Plus: Cash
18
18
18
18
18
18
Implied Gross Value
371
456
531
389
475
545
Less: Property Debt
(422)
(422)
(422)
(422)
(422)
(422)
Less: Liability to Subsidiary Trust
(50)
(50)
(50)
(50)
(50)
(50)
Less: Restaurant Lease Note
(5)
(5)
(5)
(5)
(5)
(5)
Less: Preferred Stock
(75)
(75)
(75)
(75)
(75)
(75)
Less: Preferred Stock Accrued Dividends
(3)
(58)
(58)
(58)
(58)
(58)
(58)
Less: Sasson / Masi Default Interest
(3)
(3)
(3)
(3)
(3)
(3)
Total Debt + Preferred
(4)
(613)
(613)
(613)
(613)
(613)
(613)
Net Value
(242)
(158)
(82)
(224)
(139)
(68)
Diluted Shares
35.9
35.9
35.9
35.9
35.9
35.9
$ / Share
($6.74)
($4.38)
($2.29)
($6.25)
($3.85)
($1.90)
Incremental EBITDA to Achieve 3/11/16 Share Price of $1.63
$19.4MM
$18.9MM
$ / Share (w/o NOLs)
($6.74)
($5.03)
($3.59)
($6.25)
($4.50)
($3.20)
Implied Monroe Valuation
MONROE VALUATION
19
Trading Comparables Analysis
Project Roosevelt
2
Source
SNL Financial, Capital IQ, Morgan Stanley and Company reports
Notes
1.
EBITDA represents management projections, excludes $1.8MM of fees from lost contracts
2.
NOL asset valued as 0% (low), 50% (mid) and 100% (high) of the total present value of Monroe accumulated NOLs as of 12/31/2015
3.
Preferred stock accrued dividends as of 3/31/2016
4.
Total Debt and Preferred excludes capital leases at Clift and Hudson; EBITDA is net of rent expense for both leases; Company has written down equity value in JV interest of Mondrian South
Beach to $0. JV interest and associated debt excluded from this analysis
5.
Dilution from assumed exercise of 12.5MM warrants with $6.00 strike price (if in-the-money)
Monroe trades at 14.7x aggregate
value / consensus 2016E EBITDA.
Consensus EBITDA of $44.5MM is 23%
above management’s projected
$36.2MM EBITDA.  Monroe’s multiple
implied by management’s EBITDA
estimate is 18.1x
•
Application of peer EBITDA
multiples assumes comparable
reduction for rent in computing
EBITDA from EBITDAR
•
The lower practical limit for
common equity value would be $0,
so in cases where the number
shown is negative, and assuming
the asset or entity values
estimated, other portions of the
capital structure would experience
value impairments so as to reflect
a zero or nominal positive value for
the common equity
Common Stock
34.7
LTIP Units
0.9
Membership Units
0.1
Restricted Stock
0.2
Dilution from Stock Options
--
Dilution from Warrants
Dependent on Price
Shares Before Warrants
35.9
Warrant Dilution at Current Share Price
Share Price as of 03/11/16
$1.63
Warrants
12.5
Exercise Price
$6.00
Dilution
(5)
--
Total Shares Outstanding
35.9
Fully Diluted Share Count

Strictly Confidential
MONROE VALUATION
20
Discounted
Unlevered
Cash
Flow
Analysis
-
Inputs
Project Roosevelt
Notes
1.
Represents average remaining term of managements contracts for Monroe; yield of 15-year treasury obtained by interpolating the geometric midpoint of the spot rate between the 10-year and 20-year treasury
2.
Per Capital IQ (Long-Term US Predicted Beta)
3.
Company capital structure at 3/31/2016 adjusting for debt yield maintenance paydown in Feb. 2016
Weighted Average Cost of Capital
•
Cost of equity “floor” in Mid and
High WACC estimates based
on cost of preferred equity
•
Unquantified execution risks
–
Assumes 20% preferred
equity can be refinanced at
between 10% (low WACC)
and 15% (high WACC) for
forecast period
•
Monroe’s weighted average
cost of capital not adjusted to
tax-affect the cost of debt due
to NOL tax shield
Monroe WACC Analysis: CAPM Method
3(a)
Assumption
Notes
Low
Mid
High
Risk Free Rate (R
f
)
Interpolated 15-year risk free rate
(1)
2.1%
Predicted Beta
U.S. Local Predicted Beta per Barra
(2)
1.62
Market Risk Premium (MRP)
Morgan Stanley estimated market risk premium
6.0%
Cost of Equity (K
E
)
Calculated using the Capital Asset Pricing Model
11.8%
12.5%
15.0%
Pre-tax Cost of Debt (KD)
Blended rate based expected current capital structure
(3)
5.8%
5.8%
5.8%
Post-tax Cost of Debt (K
D
)
5.8%
5.8%
5.8%
Cost of Preferred (K
P
)
10.0%
12.5%
15.0%
Debt / Total Capitalization
Based on expected capital structure
(3)
91.3%
91.3%
91.3%
Weighted Average Cost of
Capital (WACC)
K
E
* E/(D+E+P) + K
D
* (1-t) * D/(D+E+P)
+ K
P
* (1-t) * D/(D+E+P)
7.2%
7.7%
8.5%

Strictly Confidential
$MM, unless otherwise noted
Low
Mid
High
Total PV Unlevered Cash Flows
117
119
121
Plus: PV of Terminal Value
423
460
497
Gross Value
540
579
617
Less: Hudson Mortgage
(263)
(263)
(263)
Less: Delano Mortgage
(159)
(159)
(159)
Less: Liability to Subsidiary Trust
(50)
(50)
(50)
Less: Restaurant Lease Note
(5)
(5)
(5)
Less: Preferred Stock
(75)
(75)
(75)
Less: Accrued Unpaid Preferred Dividend
(58)
(58)
(58)
Plus: Cash
13
13
13
Plus:
PVof
NOLs
(6)
9
18
29
Implied Equity Value
(48)
0
49
# of Diluted Shares
35.9
35.9
35.9
Implied Price per Share
($1.33)
$0.01
$1.38
Implied Price per Share (w/o NOLs)
($1.57)
($0.49)
$0.57
1.
Based on management estimates 2016 – 2019; 2020 based on 2019 grown at 3% (pipeline incentive fees grown at 6%)
2.
Includes working capital changes, proceeds from asset sales (2016 only), and restructuring, development, and disposal costs
3.
Management company EBITDA shown includes F&B EBITDA
4.
Terminal value assumes going concern achieves more typical capital structure. Utilizes tier 1 lodging long term beta of 1.3, risk free rate of 2.1%, market risk premium at 6%, and weighting of
30% debt and 10% pref to total capitalization based on tier 1 lodging comps to calculate WACC
5.
Preferred equity, cash, and mortgage balances shown as of 3/31/2016, present value summary assumes no terminal value for Clift leasehold or Mondrian SoHo termination fee / settlement
6.
Represents present value of NOLs at the end of the projection period (Year 2019) discounted back to present (Year 2015) – value shown at 25%, 50%, and 75% in low, mid, and high case, respectively
Present Value Summary
(5)
MONROE VALUATION
21
Notes
Discounted Unlevered Cash Flow Analysis
Project Roosevelt
As of 12/31/2015
•
Assumptions
–
Unlevered Discount Rate:
7.2%-8.5% (all terminal
values discounted at 7.2%)
–
Exit EBITDA Multiple for
Management Company and
Owned Hotels of 11.5x –
13.5x
–
Reflects blended exit
multiple of long term sector
averages +/-
1.0x
–
Assumes going concern
valuation: no transaction
costs
•
Unquantified execution risks
–
Forecast period: assumes
20% preferred equity can be
refinanced at between 10%
(low WACC) and 15% (high
WACC)
–
Assumes terminal period
going concern achieves
ability to attract preferred
equity at a 10% cost of
capital
(4)
3(a)
Monroe Unlevered Free Cash Flows
(1)
Terminal Values
$MM, unless otherwise noted
Low
Mid
High
2020E
Multiple
Multiple
Multiple
Owned Hotel EBITDA (After Rent)
41.4
11.5x
12.5x
13.5x
Management
Co.EBITDA
(3)
13.4
11.5x
12.5x
13.5x
Corporate G&A
(3.4)
11.5x
12.5x
13.5x
Terminal Value ex. Unidentified
590.5
641.8
693.2
PV
of
Terminal
Value
(4)
422.9
459.7
496.5
$MM, unless otherwise noted
2016E
2017E
2018E
2019E
2020E
Owned Hotel EBITDA (After Rent)
32.8
35.8
38.6
40.2
41.4
Management Co. EBITDA
5.2
4.5
5.9
9.4
9.7
F&B EBITDA
3.0
3.3
3.4
3.5
3.6
Corporate G&A
(3.0)
(3.1)
(3.2)
(3.3)
(3.4)
Termination Fees
10.9
--
--
--
Capex
(6.4)
(6.6)
(6.8)
(7.0)
Sason / Massi Default Interest
(3.0)
--
--
--
Other
Cash
Flow
Adjustments
(2)
(3.2)
(2.7)
(2.6)
(1.8)
Monroe Unlevered Cash Flow
36.3
31.2
35.3
41.0
PV of Cash Flows -
Low
33.5
26.5
27.7
29.7
117.3
PV of Cash Flows -
Mid
33.7
26.9
28.2
30.5
119.2
PV of Cash Flows -
High
33.9
27.2
28.6
31.1
120.8

Strictly Confidential
$MM, unless otherwise noted
Low
Mid
High
FV of Terminal Value
590
642
693
Plus: FV of NOLs
(3)
12
24
38
FV of Gross Value
602
666
731
Less: Hudson Mortgage
(245)
(245)
(245)
Less: Delano Mortgage
(149)
(149)
(149)
Less: Liability to Subsidiary Trust
(50)
(50)
(50)
Less: Preferred Equity
(4)
(226)
(209)
(205)
Less: Cash Balance
9
9
9
FV of Terminal Equity Value
(58)
23
92
(x) PV Factor
57%
62%
64%
PV of Terminal Equity Value
(33)
14
59
Plus: PV of Levered Cash Flows
(32)
(33)
(33)
PV of Total Equity Value
(66)
(19)
26
# of Diluted Shares
35.9
35.9
35.9
Implied Price per Share
($1.82)
($0.52)
$0.72
Implied Price per Share (w/o NOLs)
($2.01)
($0.94)
$0.05
Terminal Value Summary
(2)
MONROE VALUATION
22
Discounted Levered Cash Flow Analysis
Project Roosevelt
As of 12/31/2015
•
Assumptions
–
Preferred equity continues
PIK with no cash component
–
Cost of Equity: 11.8%-15.0%
–
Exit EBITDA Multiple for
Total EBITDA of 11.5x –
13.5x
–
Reflects blended exit
multiple of long term sector
averages +/-
1.0x
–
Assumes going concern
valuation: no transaction
costs
•
Unquantified execution risks
–
Forecast period: assumes
20% preferred equity can be
refinanced at between 10%
(low WACC) and 15% (high
WACC)
–
Cost of equity floor set by
preferred coupon
–
Terminal period: going
concern achieves ability to
attract preferred equity at a
10% cost of capital
–
Cost of equity then based
on CAPM for Mid and
CAPM+100bps for High
$MM, unless otherwise noted
2016E
2017E
2018E
2019E
2020E
Total EBITDA (After Rent)
(1)
38.0
40.5
44.6
49.8
51.3
Interest Expense
(29.5)
(26.1)
(26.1)
(26.1)
Capex
(6.4)
(6.6)
(6.8)
(7.0)
Debt Yield Test & Lease Note Repayment
(29.6)
(29.5)
(1.0)
(7.9)
Other Cash Flow Adjustments
3.6
(3.8)
(3.8)
(3.1)
Monroe Levered Cash Flow
(23.8)
(25.6)
7.0
5.7
PV of Cash Flows - Low
(20.7)
(19.4)
4.6
3.2
(32.2)
PV of Cash Flows - Mid
(21.1)
(20.2)
4.9
3.5
(32.9)
PV of Cash Flows - High
(21.3)
(20.5)
5.0
3.6
(33.1)
Monroe Levered Cash Flows
3(b)
Notes
1.
Based on management estimates 2016 – 2019; 2020 based on 2019 grown at 3% (pipeline incentive fees grown at 6%)
2.
Terminal Value summary assumes no terminal value for Clift leasehold or Mondrian SoHo termination fee / settlement
3.
Represents present value of NOLs at the end of the projection period (Year 2019)
4.
Terminal balance calculated by growing the 9/30/2016 balance of preferred equity at the preferred cost assumption in the appropriate column’s WACC assumption

Strictly Confidential
MONROE VALUATION
Post-Asset Sale Standalone Monroe (cont’d)
Cash Flows under various growth and G&A scenarios
Project Roosevelt
23
•
Analysis assumes that Yucaipa
preferred equity is retired and Trust
Preferred stays in-place
–
To fully redeem the Yucaipa
preferred, total sale price for
Hudson and Delano would have
to be $555MM or higher
(1)
–
Trust preferred ($50MM) has put
rights for “sale of all or
substantially all” of the
Company’s assets; this analysis
assumes that the servicer
agrees to keep in place under
current terms
•
Based on a standalone company
model, near-term cash flows are
negative for several years
•
Sources and costs of funding
capital shortfalls are unclear for a
sub-scale company with little to no
EBITDA or levered cash flow
through at least 2018
4
Sources & Uses
Note
1.
Includes estimated brokerage fees; does not include additional friction costs such as transfer taxes
Equity Value of Standalone Company
12/31/2019
Trust Preferred
(50)
Yucaipa Preferred
--
Cumulative CF
(6)
MBLV Lease
(5)
NOLs
6
Total Adjustments
(54)
Terminal Value Adjustment
Management Projections
2016E
2017E
2018E
2019E
2020E
Management Fees - Existing
16.6
13.1
13.5
14.0
14.4
Management Fees - Under Construction
--
2.2
3.4
6.8
7.4
Total Fees
16.6
15.2
16.9
20.8
21.8
Owned Operations
1.8
2.8
3.1
2.5
2.6
Total Revenues
18.3
18.0
20.0
23.3
24.3
Management Expenses
(14.1)
(15.7)
(16.2)
(16.7)
(17.2)
Public Company Expenses
(3.0)
(3.1)
(3.2)
(3.3)
(3.4)
EBITDA
1.2
(0.8)
0.6
3.3
3.7
Corporate Debt
(3.7)
(2.0)
(2.1)
(2.1)
Levered Operating Cash Flow
(2.5)
(2.8)
(1.5)
1.2
Total Net Cash Flow
(2.5)
(2.8)
(1.5)
1.2
Ending Cash Balance
(2.5)
(5.3)
(6.8)
(5.6)
Cash Flow -
Sell Both Assets
Sources
Sale of Hudson
310
Sales of Delano
240
Return of Escrow
5
Termination Fees
10
Balance Sheet Cash
7
Total Sources
572
Uses
Hudson Mortgage
263
Delano Mortgage
159
Selling Costs
17
Repayment of Preferred
133
Balance Sheet Cash
--
Total Uses
572
Sell Both Assets
2016E
2017E
2018E
2019E
Total Net Cash Flow
(2.5)
(2.8)
(1.5)
1.2
Terminal Value (11.5x 2020 EBITDA)
--
--
--
(11.2)
Total Net Cash Flow
(2.5)
(2.8)
(1.5)
(10.0)
Present Value of Cash Flows
$/Sh
Total
PV @ 20.0% Cost of Equity
(0.27)
(9.7)
(2.1)
(1.9)
(0.9)
(4.8)
PV @ 22.5% Cost of Equity
(0.26)
(9.2)
(2.1)
(1.8)
(0.8)
(4.5)
PV @ 25.0% Cost of Equity
(0.24)
(8.7)
(2.0)
(1.8)
(0.8)
(4.1)

Strictly Confidential
MONROE VALUATION
Post-Asset Sale Standalone Monroe (cont’d)
Cash Flows under various growth and G&A scenarios
Project Roosevelt
24
•
Selling the Hudson and Delano
and retiring the Yucaipa preferred
would likely leave Monroe with little
to no cash
–
Assumes Hudson sold for
$340MM unencumbered; pro
forma preferred balance of
$104MM at June 30, 2016
–
This analysis assumes Yucaipa
preferred is refinanced with a
15% coupon and current-pay /
PIK split on interest
•
Based on a standalone company
model, near-term cash flows are
negative for several years
•
Sources and costs of funding
capital shortfalls are unclear for a
sub-scale company with little to no
EBITDA or levered cash flow
through at least 2018
4
Sources & Uses
Cash Flow -
Sell Only Hudson
Equity Value of Standalone Company
12/31/2019
Trust Preferred
(50)
Preferred
(136)
Cumulative CF
(7)
Mortgage Balance
(133)
MBLV Lease
(5)
NOLs
42
Total Adjustments
(289)
Terminal Value Adjustment
Management Projections
2016E
2017E
2018E
2019E
2020E
Management Fees -
Existing
16.6
13.1
13.5
14.0
14.4
Management Fees -
Under Construction
--
2.2
3.4
6.8
7.4
Total Fees
16.6
15.2
16.9
20.8
21.8
Owned Operations
1.8
2.8
3.1
2.5
2.6
Delano EBITDA less FF&E / Capex
14.1
14.3
14.7
15.2
15.7
Total Revenues
32.4
32.4
34.7
38.5
40.0
Management Expenses
(14.1)
(15.7)
(16.2)
(16.7)
(17.2)
Public Company Expenses
(3.0)
(3.1)
(3.2)
(3.3)
(3.4)
EBITDA
15.3
13.5
15.3
18.5
19.4
Corporate Debt
(3.7)
(2.0)
(2.1)
(2.1)
Interest on Remaining Mortgage
(8.1)
(8.1)
(8.1)
(8.1)
Preferred Payment
--
(8.4)
(9.0)
(9.7)
Levered Operating Cash Flow
3.5
(4.9)
(3.9)
(1.5)
Total Net Cash Flow
3.5
(4.9)
(3.9)
(1.5)
Ending Cash Balance
3.5
(1.5)
(5.4)
(6.9)
Sell Hudson
2016E
2017E
2018E
2019E
Total Net Cash Flow
3.5
(4.9)
(3.9)
(1.5)
Terminal Value (11.5x 2020 EBITDA)
--
--
--
(66.1)
Total Net Cash Flow
3.5
(4.9)
(3.9)
(67.5)
Present Value of Cash Flows
$/Sh
Total
PV @ 20.0% Cost of Equity
(0.99)
(35.4)
2.9
(3.4)
(2.3)
(32.6)
PV @ 22.5% Cost of Equity
(0.91)
(32.6)
2.8
(3.3)
(2.1)
(30.0)
PV @ 25.0% Cost of Equity
(0.84)
(30.1)
2.8
(3.2)
(2.0)
(27.7)
Sources
Sale of Hudson
310
Sales of Delano
--
Return of Escrow
3
Termination Fees
10
Balance Sheet Cash
7
Total Sources
330
Uses
Hudson Mortgage Paydown
263
Delano Mortgage Paydown
26
Selling Costs
12
Repayment of Preferred
29
Balance Sheet Cash
--
Total Uses
330

Strictly Confidential
MONROE VALUATION
Post-Asset Sale Standalone Monroe (cont’d)
Cash Flows under various growth and G&A scenarios
Project Roosevelt
25
•
Selling the Hudson and Delano
and retiring the Yucaipa preferred
would likely leave Monroe with little
to no cash
–
Assumes Delano sold for
$240MM; pro forma preferred
balance of $137MM at June 30,
2016
–
This analysis assumes Yucaipa
preferred is refinanced with a
15% coupon and current-pay /
PIK split on interest
•
Based on a standalone company
model, near-term cash flows are
negative for several years
•
Sources and costs of funding
capital shortfalls are unclear for a
sub-scale company with little to no
EBITDA or levered cash flow
through at least 2018
4
Sources & Uses
Management Projections
2016E
2017E
2018E
2019E
2020E
Management Fees - Existing
19.1
15.7
16.3
16.8
17.3
Management Fees - Under Construction
--
2.2
3.4
6.8
7.4
Total Fees
19.1
17.9
19.7
23.6
24.7
Owned Operations
1.8
2.8
3.1
2.5
2.6
Hudson EBITDA less FF&E / Capex
10.4
12.1
13.9
15.5
15.9
Total Revenues
31.3
32.8
36.7
41.6
43.2
Management Expenses
(14.1)
(15.7)
(16.2)
(16.7)
(17.2)
Public Company Expenses
(3.0)
(3.1)
(3.2)
(3.3)
(3.4)
EBITDA
14.1
13.9
17.3
21.6
22.6
Corporate Debt
(3.7)
(2.0)
(2.1)
(2.1)
Interest on Remaining Mortgage
(11.1)
(11.1)
(11.1)
(11.1)
Preferred Payment
--
(9.6)
(10.3)
(11.1)
Levered Operating Cash Flow
(0.7)
(8.7)
(6.2)
(2.7)
Total Net Cash Flow
(0.7)
(8.7)
(6.2)
(2.7)
Ending Cash Balance
(0.7)
(9.4)
(15.6)
(18.3)
Cash Flow -
Sell Only Delano
Value of Standalone Company (Sell Delano)
12/31/2019
Trust Preferred
(50)
Preferred
(155)
Cumulative CF
(18)
Mortgage Balance
(182)
MBLV Lease
(5)
NOLs
41
Total Adjustments
(369)
Terminal Value Adjustment
Sell Delano
2016E
2017E
2018E
2019E
Total Net Cash Flow
(0.7)
(8.7)
(6.2)
(2.7)
Terminal Value (11.5x 2020 EBITDA)
--
--
--
(109.2)
Total Net Cash Flow
(0.7)
(8.7)
(6.2)
(111.9)
Present Value of Cash Flows
$/Sh
Total
PV @ 20.0% Cost of Equity
(1.79)
(64.2)
(0.6)
(6.0)
(3.6)
(54.0)
PV @ 22.5% Cost of Equity
(1.66)
(59.4)
(0.6)
(5.8)
(3.4)
(49.7)
PV @ 25.0% Cost of Equity
(1.54)
(55.1)
(0.6)
(5.6)
(3.2)
(45.8)
$MM
Sources
Sales of Delano
240
Sale of Hudson
--
Return of Escrow
2
Termination Fees
10
Balance Sheet Cash
7
Total Sources
259
Uses
Delano Mortgage Paydown
159
Hudson Mortgage Paydown
32
Hudson Yield Maintenance Paydown (After Proceeds)
49
Selling Costs
5
Repayment of Preferred
14
Balance Sheet Cash
--
Total Uses
259

Strictly Confidential
Price per Share, $
(1)
MONROE VALUATION
Preliminary Illustrative Summary Valuation
26
Current Price
(3/12/16)
$1.63
•
One research analyst covers Monroe;
$1.30 price target released the day after
Company’s 4Q15 earnings call
•
Consensus 2016E EBITDA estimate of
$44.5MM compared to management
projected $36.2MM (23% delta)
Project Roosevelt
Monroe Equity Value Per Share (Standalone Case)
SOTP
(2)(3)
•
Owned asset valuations based on
DCF
and private market bids
•
Management Co. based on comps
2016E EBITDA
Multiples
Valuation Analysis:
Market Reference:
Trading Comps
(2)(3)
•
2016E EBITDA Multiples
Methodology
•
Single broker with current
estimates
Broker Price Target
DCF (Unlevered)
•
4-year projected unlevered cash flows
•
Tier one comps 2016E EBITDA range of
9.4x
to 12.6x
–
$36.2MM Proj. 2016 EBITDA
•
$23MM of NOL Value at the mid-point
2
1
•
Owned asset valued at range of bids,
DCF valuations, and BOVs
–
Discount Rate: 7.0%-9.0%
–
Exit Cap Rate: 7.0%, 7.25% for Clift
–
EBITDA multiple for Management
Business, F&B, and public company
costs: 9.4x-12.6x (tier one comps)
•
$23MM of NOL value at the mid-point
•
Discount
Rate:
7.2%-8.5%
•
Exit EBITDA Multiple for Owned Hotels
and Mgmt Business: 11.5x-13.5x
DCF (Levered)
•
4-year projected levered cash flows
•
Excludes Unidentified Contracts
•
Cost of Equity: 11.8%-15.0%
•
Exit Total EBITDA Multiple: 11.5x-13.5x
Trousdale
Offer
$2.25
3(a)
3(b)
Standalone Asset Sales
•
Selling one or both hotel assets
4
$1.30
$0.00
$0.00
$0.00
$0.00
$0.00
$2.37
--
$1.38
$0.72
--
0.00
0.50
1.00
1.50
2.00
2.50
3.00
(4)
Notes
1.
Negative per share values curtailed at $0.00
2.
Based on Tier 1 peers which include BEL, H, HLT, IHG, MAR and HOT
3.
EBITDA used to determine going concern value does not include lost contracts or termination payments, instead the present value of these cash flows were included in the analysis to obtain a company per share value
4.
Terminal value assumes going concern achieves more typical capital structure. Utilizes tier 1 lodging long term beta of 1.3, risk free rate of 2.1%, market risk premium of 6%, and weighting of 30% debt and 10% pref to total capitalization based on tier 1 lodging comps to calculate WACC

Strictly Confidential Project Roosevelt 27 Section 4 Third-Party Alternatives 2016-03-14 Project Roosevelt Valuation Presentation_v19.pptx\14 MAR 2016\2:34 PM\27

Strictly Confidential
Selected Outreach / “Market Checks”
THIRD-PARTY ALTERNATIVES
28
Project Roosevelt
•
To gauge market interest in a potential transaction with Monroe, Morgan Stanley contacted a select list of potential investors previously engaged in the Monroe process
Paris Inn Group
•
Submitted attractive bid in first round, but unable to provide certainty around financing
•
Remain interested in Monroe but current timeline not feasible from a diligence or financing perspective
•
Participated in previous process with interest in a merger or strategic partnership
•
Potentially interested in a WholeCo bid
•
Will discuss with partners and revert mid-week of March 14
Hyatt Hotels
•
Indicated previously submitted bid letter remains valid (asset deal to acquire
Delano and OpCo for $200MM apiece)
•
Based on the implied revenue multiple (~7x) at the time the offer was made, the
OpCo valuation would be closer to $125MM
(1)
based on current NTM revenue
Blackstone
•
Involved in asset sale process so familiar with two major components of value
•
Digging in on where they might see wholeco value and will provide some feedback on March 14
KSL Capital
•
Submitted offer to merge with a KSL portfolio company that has since been sold
•
Familiar with components of value and the business
•
Will respond with updated feedback early week of March 14
Note
1.
$200MM bid was on $28.0MM of revenue, implying ~7.1x multiple, but on current revenue of $17.5MM, a ~7.1x implies a value of $125MM. Assuming value of Delano at $200MM (per their offer)
and Hudson at $310MM, share price is $0.98
•
Select other outbound contacts
have been made, with no
substantive dialogue to date
21c Museum
Hotels
th
th
th

Strictly Confidential
Submitted Proposal Summary Terms
Trousdale WholeCo Acquisition Proposal
THIRD-PARTY ALTERNATIVES
29
Project Roosevelt
•
Cash offer of $2.25 per share, submitted March 2nd
–
[Expiration extended to Wednesday, March 16th]
•
Requests exclusivity period of approx. four weeks
•
Diligence could be completed “expeditiously in a matter of days”
•
No stated financing contingency; Cain Hoy Enterprises identified as a possible financing source
•
Yucaipa reportedly to roll the principal amount of its preferred equity ($75MM balance)
•
If deal not signed by end of exclusivity period, Trousdale
reimbursed accrued deal expenses of approx. $1.5MM
•
Break-up as previously negotiated
•
Requires certain shareholders must enter into voting support agreements for the acquisition
–
Vector, Yucaipa, Rambleside, Pine River, OTK and Hamamoto
Carlton Strategic Ventures Structured Proposal
•
Structured proposal submitted on March 3rd by Carlton Strategic
Ventures (‘CSV”) to acquire the Hudson and Delano South Beach for
$540MM (both encumbered); proceeds to retire Yucaipa preferred equity
•
Monroe would receive:
–
HMA for Cap Juluca (CSV is currently under contract to acquire from
Starwood
Capital)
for
2.5%
fee
on
all
hotel
and
F&B
revenue
(1)
–
Opportunity to purchase 3.5% 20 Times Square, an EDITION-brand
Marriott hotel, for $12MM
–
Potential access to $20MM of key money funding through a fully accruing 2-year term loan at 10% coupon or acquiring shares of stock
•
CSV to receive:
–
Guest lists for each of Monroe’s properties for the past 10 years
–
18MM warrants to purchase Monroe shares at a price of $1.25 per share
(2)
–
Two board seats (Howard Michaels as Vice Chairman and David
Tessier as Monroe CEO)
–
Veto rights on all capital event, asset, investment, personnel and other management decisions
–
30-day exclusivity; breakup fee of $10MM; termination permissible only if asset sale price is $560MM or greater
•
No reference to diligence requirements or timing
Notes
1.
It its proposal, CSV estimates stabilized hotel revenue at over $35MM
2.
The warrants may be exercised at any time and will expire at the end of a three year term.  The warrants shall have standard anti-dilution adjustment provisions for stock splits, dividends etc. and below fair market stock issuances

Strictly Confidential Project Roosevelt 30 Appendix A Additional Information 2016-03-14 Project Roosevelt Valuation Presentation_v19.pptx\14 MAR 2016\2:34 PM\30

Strictly Confidential
Project Roosevelt
Trading Statistics: Hotel C-Corp Comparables
ADDITIONAL INFORMATION
31
Hotel C-Corp Comparables
Notes:
(1) Includes shares and operating partnership units
(4) Consensus Estimates from SNL as of March 11, 2016, unless otherwise noted
Sources: SNL Financial, Capital IQ, Green Street Advisors, Morgan Stanley and Company reports
(3) Aggregate Value equals Total Market Capitalization less cash
Trading Statistics as of March 11, 2016
(in $MM, except per share and multiple data)
Total
Aggregate Value /
% of
Equity
Market
Aggregate
Price / EPS
(4)
EBITDA
(4)
5-Yr. EPS
Dividend
2016E EPS
Company Name
Ticker
Price
52-Wk High
Mkt. Cap.
(1)
Capitalization
(2)
Value
(3)
2016E
2017E
2016E
2017E
Growth
Yield
Payout Ratio
(4)
Belmond Ltd.
BEL
9.48
71.5%
960.6
1,543.8
1,408.2
47.4x
38.2x
11.4x
10.7x
1.0%
0.0%
0.0%
Choice Hotels International, Inc.
CHH
52.11
79.8%
2,972.7
3,786.8
3,593.4
22.1x
20.2x
14.2x
13.4x
6.1%
1.6%
34.7%
Hyatt Hotels Corporation
H
47.23
78.3%
6,454.8
7,834.5
7,377.5
32.7x
27.4x
9.4x
8.9x
11.4%
0.0%
0.0%
Hilton Worldwide Holdings Inc.
HLT
21.26
67.3%
21,081.7
31,840.7
31,231.7
22.2x
18.8x
10.1x
9.5x
15.0%
1.3%
29.3%
Starwood Hotels & Resorts Worldwide
HOT
70.42
80.0%
12,042.6
14,590.6
13,542.6
24.5x
22.5x
12.1x
11.6x
5.3%
2.1%
52.2%
InterContinental Hotels Group
IHG
39.50
88.3%
9,326.6
11,002.6
9,865.6
29.0x
25.2x
12.6x
11.6x
11.0%
2.8%
80.8%
La Quinta Holdings Inc.
LQ
11.56
46.4%
1,444.6
3,159.6
3,072.8
21.6x
19.5x
8.3x
8.0x
(1.0%)
0.0%
0.0%
Marriott International, Inc.
MAR
68.89
81.0%
17,649.9
21,756.9
21,660.9
18.4x
15.7x
11.2x
10.4x
15.0%
1.5%
26.7%
Marcus Hotels and Resorts
MCS
19.53
87.9%
546.5
817.9
812.2
17.6x
15.8x
7.9x
7.4x
11.4%
2.3%
40.4%
Morgans Hotel Group Company
MHGC
1.63
20.4%
58.6
788.8
775.6
NM
NM
14.7x
12.9x
-
0.0%
0.0%
Extended Stay America, Inc.
STAY
15.13
68.8%
3,110.5
5,872.9
5,499.7
16.4x
14.3x
9.0x
8.5x
6.3%
4.5%
73.7%
Wyndham Worldwide
WYN
76.52
82.6%
8,755.6
13,966.6
13,795.6
13.5x
12.2x
10.0x
9.5x
7.9%
2.6%
35.3%
Mean:
71.0%
7,033.7
9,746.8
9,386.3
22.0x
19.0x
10.9x
10.2x
8.1%
1.6%
31.1%
Median:
79.0%
4,782.6
6,853.7
6,438.6
21.8x
19.1x
10.6x
10.0x
7.9%
1.9%
37.6%
Total:
84,404.6
116,961.7
112,635.8
(2) Equals the sum of equity market value, noncontrolling interest, preferred securities at liquidation preference, consolidated and company's share of unconsolidated debt

Strictly Confidential
Project Roosevelt
Credit Statistics: Hotel C-Corp Comparables
ADDITIONAL INFORMATION
32
Hotel C-Corp Comparables
Notes:
(1) Includes shares and operating partnership units
(3) Aggregate Value equals Total Market Capitalization less cash
(4) Includes share of unconsolidated debt
(5) Book capitalization equals the sum of debt outstanding and total equity
Sources: SNL Financial, Capital IQ, Morgan Stanley and Company reports
Credit Statistics as of March 11, 2016 (Including Share of Joint Ventures)
(in $MM, except per share data)
Total
Secured Debt/
Variable Rate
LTM Coverage Statistics
Credit Ratings
Equity
Market
Aggregate
Debt-to-Market
Debt-to-Book
Total Debt
Debt/Total Debt
EBITDA/
Debt/
Net Debt/
EBITDA/
Company Name
Ticker
Price
Mkt. Cap.
(1)
Capitalization
(2)
Value
(3)
Capitalization
(4)
Capitalization
(4)(5)
(Cons.)
(Cons.)
Interest
EBITDA
EBITDA
FC
S&P
Moody's
Fitch
Belmond Ltd.
BEL
9.48
960.6
1,543.8
1,408.2
37.8%
47.0%
94.7%
100.0%
3.6x
5.1x
3.9x
3.6x
B+
-
-
Choice Hotels International, Inc.
CHH
52.11
2,972.7
3,786.8
3,593.4
21.5%
194.7%
0.1%
19.2%
NA
3.4x
2.6x
NA
BB+
Baa3
-
Hyatt Hotels Corporation
H
47.23
6,454.8
7,834.5
7,377.5
17.6%
25.6%
0.0%
0.0%
NA
1.8x
1.2x
NA
BBB
Baa2
-
Hilton Worldwide Holdings Inc.
HLT
21.26
21,081.7
31,840.7
31,231.7
33.9%
64.5%
85.3%
42.1%
NA
3.7x
3.5x
NA
BB
-
-
Starwood Hotels & Resorts Worldwide
HOT
70.42
12,042.6
14,590.6
13,542.6
17.4%
66.2%
1.7%
29.2%
9.7x
2.0x
1.2x
9.2x
BBB
Baa2
BBB
InterContinental Hotels Group
IHG
39.50
9,326.6
11,002.6
9,865.6
15.1%
83.9%
13.4%
0.0%
NA
2.2x
0.7x
NA
BBB
-
-
La Quinta Holdings Inc.
LQ
11.56
1,444.6
3,159.6
3,072.8
54.2%
69.6%
100.0%
50.4%
4.6x
4.3x
4.1x
4.6x
BB-
-
-
Marriott International, Inc.
MAR
68.89
17,649.9
21,756.9
21,660.9
18.9%
794.4%
0.0%
22.8%
9.5x
2.6x
2.5x
9.0x
BBB
Baa2
BBB
Marcus Hotels and Resorts
MCS
19.53
546.5
817.9
812.2
33.0%
42.9%
6.3%
NA
9.5x
3.0x
2.9x
9.5x
-
-
-
Morgans Hotel Group Company
MHGC
1.63
58.6
788.8
775.6
75.7%
176.7%
73.0%
73.0%
0.8x
16.1x
15.7x
0.6x
-
-
-
Extended Stay America, Inc.
STAY
15.13
3,110.5
5,872.9
5,499.7
47.0%
65.0%
69.2%
13.1%
4.4x
4.6x
4.0x
4.4x
BB-
-
-
Wyndham Worldwide
WYN
76.52
8,755.6
13,966.6
13,795.6
37.3%
84.5%
43.8%
6.8%
6.9x
3.8x
3.7x
6.7x
BBB-
Baa3
BBB-
Mean:
7,033.7
9,746.8
9,386.3
34.1%
142.9%
40.6%
32.4%
6.1x
4.4x
3.8x
5.9x
Median:
4,782.6
6,853.7
6,438.6
33.4%
67.9%
28.6%
22.8%
5.7x
3.6x
3.2x
5.6x
Total:
84,404.6
116,961.7
112,635.8
(2) Equals the sum of equity market value, noncontrolling interest, preferred securities at liquidation preference, consolidated and company's share of unconsolidated debt

Strictly Confidential
Project Roosevelt
Trading Statistics: Hotel REIT Comparables
ADDITIONAL INFORMATION
33
Hotel REIT Comparables
Trading Statistics as of March 11, 2016 (Including Share of Joint Ventures)
(in $MM, except per share, per key ($k), and multiple data)
Total
Aggregate Value /
% of
UPREIT Equity
Market
Aggregate
Agg Value /
Price / FFO
(5)
Price/AFFO
(5)
EBITDA
(4)
Premium/
Dividend
Company Name
Ticker
Price
52-Wk High
Mkt. Cap.
(1)
Capitalization
(2)
Value
(3)
Key
2016E
2017E
2016E
2017E
2016E
2017E
NAV
(5)
Yield
Ashford Hospitality Trust Inc.
AHT
5.86
56.8%
668.4
4,932.1
4,717.0
168.1
3.6x
3.4x
5.7x
5.2x
10.7x
10.3x
(38.6%)
8.2%
Ashford Hospitality Prime, Inc.
AHP
10.44
60.3%
297.2
1,053.0
967.3
244.8
5.9x
5.6x
8.1x
6.4x
9.0x
8.6x
(41.5%)
3.8%
Apple Hospitality REIT, Inc.
APLE
19.97
95.2%
3,481.7
4,479.8
4,479.8
195.1
11.5x
11.2x
13.6x
13.5x
13.0x
12.7x
13.1%
6.0%
Chatham Lodging Trust
CLDT
21.04
66.8%
806.6
1,414.5
1,393.5
76.7
8.3x
7.8x
9.6x
8.4x
0.0x
0.0x
(31.8%)
6.3%
Chesapeake Lodging Trust
CHSP
26.30
74.8%
1,580.2
2,483.8
2,433.3
363.2
10.7x
10.4x
12.2x
12.3x
12.5x
12.4x
(12.5%)
6.1%
DiamondRock Hospitality Co
DRH
9.54
62.9%
1,915.1
3,092.8
2,879.2
263.5
8.9x
8.4x
11.4x
11.1x
10.5x
10.2x
(23.2%)
5.2%
FelCor Lodging Trust, Inc.
FCH
7.86
63.2%
1,101.9
2,871.1
2,811.3
225.0
8.0x
7.9x
12.1x
11.7x
11.2x
11.2x
NA
3.1%
Hersha Hospitality Trust
HT
21.14
73.9%
980.2
2,338.1
2,310.2
263.6
7.8x
7.4x
9.2x
8.5x
11.9x
11.5x
(17.8%)
5.3%
Hospitality Properties Trust
HPT
25.53
74.6%
3,869.0
7,446.5
7,432.8
162.1
6.6x
6.4x
7.9x
7.6x
9.5x
9.2x
(21.7%)
7.8%
Host Hotels & Resorts, Inc.
HST
16.63
75.9%
12,666.7
17,048.7
16,809.7
261.2
9.9x
9.6x
13.4x
12.9x
11.6x
11.4x
(12.8%)
4.8%
LaSalle Hotel Properties
LHO
25.09
61.0%
2,837.2
4,445.8
4,440.1
367.7
8.4x
8.4x
10.3x
10.6x
11.2x
11.1x
(18.5%)
7.2%
Pebblebrook Hotel Trust
PEB
26.59
54.1%
1,886.1
3,572.4
3,546.1
361.1
9.6x
9.1x
12.1x
11.6x
12.8x
12.7x
(19.7%)
4.7%
RLJ Lodging Trust
RLJ
22.26
67.7%
2,841.5
4,430.4
4,296.2
205.8
8.1x
7.9x
10.1x
9.9x
10.8x
10.7x
(19.1%)
5.9%
Ryman Hospitality Properties, Inc.
RHP
50.12
77.1%
2,568.5
4,000.3
3,944.0
NA
9.4x
8.8x
9.7x
9.1x
11.4x
10.7x
2.3%
6.0%
Summit Hotel Properties
INN
11.81
80.8%
1,031.7
1,924.3
1,895.0
165.9
9.1x
8.5x
11.2x
10.4x
11.9x
11.5x
(15.5%)
4.0%
Sunstone Hotel Investors, Inc.
SHO
13.59
77.9%
2,935.5
4,217.8
3,718.8
268.6
10.9x
10.2x
15.1x
13.7x
11.1x
10.5x
(7.9%)
10.4%
Xenia Hotels & Resorts, Inc.
XHR
16.15
66.2%
1,758.9
2,869.4
2,747.3
201.1
6.3x
6.1x
7.0x
NA
9.2x
8.4x
NA
5.7%
Mean:
70.0%
2,542.7
4,271.8
4,166.0
237.1
8.4x
8.1x
10.5x
10.2x
10.5x
10.2x
(17.7%)
5.9%
Median:
67.7%
1,886.1
3,572.4
3,546.1
234.9
8.4x
8.4x
10.3x
10.5x
11.2x
10.7x
(18.5%)
5.9%
Total:
43,226.5
72,620.8
70,821.3
Notes
(1) Includes shares and operating partnership units
(3) Aggregate Value equals Total Market Capitalization less cash
(4) Aggregate Value / EBITDA (Including Share of JV Debt)
(5) Consensus AFFO and NAV estimates from SNL Financial as of March 11, 2016, unless otherwise noted
(6) Implied Cap Rates based on share prices as of March 11, 2016
Sources: SNL Financial, Capital IQ, Green Street Advisors, Morgan Stanley and Company reports
(2) Equals the sum of equity market value, noncontrolling interest, preferred securities at liquidation preference, consolidated and company's share of unconsolidated debt

Strictly Confidential
Project Roosevelt
Credit Statistics: Hotel REIT Comparables
ADDITIONAL INFORMATION
34
Hotel REIT Comparables
Credit Statistics as of March 11, 2016 (Including Share of Joint Ventures)
(in $MM, except per share data)
Total
LTM Coverage Statistics
Credit Ratings
UPREIT Equity
Market
Aggregate
Debt-to-Market
Debt-to-Book
Secured Debt/
Variable Rate Debt/
EBITDA/
Debt/
Net Debt/
EBITDA/
Company Name
Ticker
Price
Mkt. Cap.
(1)
Capitalization
(2)
Value
(3)
Capitalization
(4)
Capitalization
(4)(5)
Total Debt (Cons.)
Total Debt (Cons.)
Interest
EBITDA
EBITDA
FC
S&P
Moody's
Fitch
Ashford Hospitality Trust Inc.
AHT
5.86
668.4
4,932.1
4,717.0
78.4%
82.7%
100.0%
72.0%
2.2x
9.5x
9.0x
1.8x
-
-
-
Ashford Hospitality Prime, Inc.
AHP
10.44
297.2
1,053.0
967.3
72.2%
68.7%
100.0%
45.5%
2.4x
8.5x
7.5x
2.3x
-
-
-
Apple Hospitality REIT, Inc.
APLE
19.97
3,481.7
4,479.8
4,479.8
22.3%
27.4%
42.6%
57.9%
9.7x
3.1x
3.1x
9.7x
-
-
-
Chatham Lodging Trust
CLDT
21.04
806.6
1,414.5
1,393.5
43.0%
46.6%
89.2%
10.8%
NA
4.8x
4.6x
NA
-
-
-
Chesapeake Lodging Trust
CHSP
26.30
1,580.2
2,483.8
2,433.3
31.3%
39.1%
69.7%
30.3%
6.0x
4.1x
3.8x
4.6x
-
-
-
DiamondRock Hospitality Co
DRH
9.54
1,915.1
3,092.8
2,879.2
38.1%
39.2%
100.0%
14.5%
5.0x
4.4x
3.6x
5.0x
-
-
-
FelCor Lodging Trust, Inc.
FCH
7.86
1,101.9
2,871.1
2,811.3
50.1%
82.2%
47.5%
19.3%
2.9x
6.1x
5.9x
2.0x
B
B3
-
Hersha Hospitality Trust
HT
21.14
980.2
2,338.1
2,310.2
50.0%
63.3%
44.1%
57.0%
3.5x
6.6x
6.4x
2.6x
-
-
-
Hospitality Properties Trust
HPT
25.53
3,869.0
7,446.5
7,432.8
44.1%
53.9%
0.0%
26.3%
4.7x
4.9x
4.9x
3.3x
BBB-
Baa2
-
Host Hotels & Resorts, Inc.
HST
16.63
12,666.7
17,048.7
16,809.7
25.6%
38.1%
8.7%
35.0%
NA
3.1x
2.9x
NA
BB+
Baa2
BBB-
LaSalle Hotel Properties
LHO
25.09
2,837.2
4,445.8
4,440.1
32.2%
37.6%
35.8%
80.0%
7.1x
3.7x
3.7x
5.7x
-
-
-
Pebblebrook Hotel Trust
PEB
26.59
1,886.1
3,572.4
3,546.1
37.3%
43.1%
28.7%
62.2%
5.4x
5.1x
5.0x
3.5x
-
-
-
RLJ Lodging Trust
RLJ
22.26
2,841.5
4,430.4
4,296.2
35.7%
42.0%
25.8%
97.8%
6.9x
4.2x
3.8x
6.6x
-
-
-
Ryman Hospitality Properties, Inc.
RHP
50.12
2,568.5
4,000.3
3,944.0
35.8%
79.0%
0.5%
48.0%
5.1x
4.4x
4.2x
5.1x
B+
Ba3
-
Summit Hotel Properties
INN
11.81
1,031.7
1,924.3
1,895.0
35.2%
44.1%
54.2%
40.5%
5.0x
4.4x
4.2x
5.0x
-
-
-
Sunstone Hotel Investors, Inc.
SHO
13.59
2,935.5
4,217.8
3,718.8
26.5%
32.7%
91.0%
20.2%
5.3x
3.2x
1.8x
4.6x
-
-
-
Xenia Hotels & Resorts, Inc.
XHR
16.15
1,758.9
2,869.4
2,747.3
38.1%
38.6%
100.0%
53.3%
5.8x
3.7x
3.3x
5.8x
-
-
-
Mean:
2,542.7
4,271.8
4,166.0
40.9%
50.5%
55.2%
45.3%
5.1x
4.9x
4.6x
4.5x
Median:
1,886.1
3,572.4
3,546.1
37.3%
43.1%
47.5%
45.5%
5.1x
4.4x
4.2x
4.6x
Total:
43,226.5
72,620.8
70,821.3
Notes
(1) Includes shares and operating partnership units
(3) Aggregate Value equals Total Market Capitalization less cash
(4) Includes share of unconsolidated debt
(5) Book capitalization equals the sum of debt outstanding and total equity
Sources: SNL Financial, Capital IQ, Morgan Stanley and Company reports
(2) Equals the sum of equity market value, noncontrolling interest, preferred securities at liquidation preference, consolidated and company's share of unconsolidated debt

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2016-03-14 Project Roosevelt Valuation Presentation_v19.pptx\14 MAR 2016\2:34 PM\35
Project Roosevelt
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